2013 Investor Presentation



Community Trust® Bancorp, Inc.

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2012 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Corporate Profile

▪ Total Assets	$3.6 billion
▪ Shareholders' Equity	$400.3 million
▪ Dividend Yield	3.54%
▪ Total Market Capitalization	$558.0 million
▪ P/E Ratio	11.54x

Financial data as of June 30, 2013

Corporate History

1903	Pikeville National Bank founded
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise


Russell
Ashland
Huntington
Georgetown
Flemingsburg
Frankfort
Mount Sterling
Fort Gay
Hamlin
Summersville
Versailles
Lexington
Winchester
Paintsville
Harrodsburg
Richmond
Prestonsburg
Williamson
Lebanon
Danville
Berea
Allen
Pikeville
Mount Vernon
Hazard
Knott
Greensburg
Campbellsville
Somerset
London
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 81 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $585 million

Deposits - $637 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $836 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $345 million

Deposits - $529 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $522 million

Deposits - $659 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.8 billion (including $0.7 bill CTB)

Revenues - $11.4 million, annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2013

Market Analysis

- **Competitive Position**
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- **Community Banking Model**
- **Economic Diversity**
- **Concentration Risk Management**
- **Growth in Sources of Noninterest Income**

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	44 years	44
Mark A. Gooch	CTB President and CEO	32 years	32
Andy Waters	CTIC President and CEO	26 years	9
Kevin J. Stumbo	EVP/Chief Financial Officer	26 years	18
Steven E. Jameson	EVP/Risk Manager	28 years	9
James J. Gartner	EVP/Chief Credit Officer	44 years (17 at OCC)	10
James B. Draughn	EVP/Operations	20 years	20
Larry W. Jones	EVP/C KY President	44 years	10
Richard W. Newsom	EVP/E KY President	30 years	30
Ricky Sparkman	EVP/SC KY/TN President	28 years	19
D. Andrew Jones	EVP/NE KY/WV President	26 years	26

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control

Consistent Financial Performance

	YTD 2013	2012	2011	2010	2009
EPS	$1.53	$2.90	$2.54	$2.17	$1.66
ROAA	1.31%	1.23%	1.11%	1.03%	0.82%
ROAE	11.79%	11.52%	10.91%	9.90%	7.89%
Net Int. Margin	4.01%	3.99%	4.13%	4.07%	3.77%
Efficiency Ratio	56.44%	57.93%	60.23%	59.45%	63.56%
Nonperforming Loans	1.61%	1.41%	1.46%	2.38%	1.70%
Net Charge-offs	0.38%	0.37%	0.58%	0.58%	0.66%
% of Average Assets:					
Noninterest Income	1.39%	1.23%	1.24%	1.27%	1.34%
Noninterest Expense	2.88%	2.84%	3.03%	2.98%	3.08%

All information is for the year ended December 31 except YTD 2013 which is for the six months ended June 30.

Earnings Review

Earnings Per Share



$1.54
$1.66
$2.17
$2.54
$2.90
2008
2009
2010
2011
2012
$1.56
$1.53
Jun '12
Jun '13

- YTD EPS decreased 1.9% from 6/30/12 to 6/30/13
- 2013 EPS goal - $2.90 to $3.06 per share

Net Income


(in millions)
$23.1
$25.1
$33.0
$38.8
$44.9
2008
2009
2010
2011
2012
$24.1
$23.8
Jun '12
Jun '13

- 2013 YTD net income decreased 1.4% from 6/30/12
- 2013 goal for net income - $45.2 to $48.0 million

Revenues


(in millions)
$125.4
$146.9
$160.2
$175.3
$178.1
$185.0
2008
2009
2010
2011
2012
Jun '13

- YTD 2013 revenues increased 3.7% from 6/30/12
- 2013 goal for revenues - $180.6 to $190.6 million

**Jun '13 annualized*

Noninterest Income

as a % of Total Revenue

(in millions)



$21.8
$41.4
$40.9
$43.8
$46.0
$50.8
40%
32%
24%
16%
8%
0%
2008
2009
2010
2011
2012
Jun '13
Noninterest Income
% of Total Revenue

- YTD 2013 noninterest income increased 8.7% from 6/30/12
  - Increases in gains on sales of loans, trust fees, and loan related fees
  - $0.9 million increase in BOLI, primarily as a result of death benefits received
- 2013 goal for noninterest revenue – 22.0% to 27.0% of total revenue

**Jun '13 annualized*

Net Interest Revenue


(in millions)
$103.6
$105.5
$119.3
$131.5
$132.1
$134.2
2008
2009
2010
2011
2012
Jun '13

- YTD 2013 net interest revenue increased by 1.9% from 6/30/12
  - Net interest margin increased 2 basis points
  - Average earning assets increased $56.2 million, or 1.7%

**Jun '13 annualized*

Net Interest Margin



3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.83%
3.99%
3.59%
4.01%
3.53%
2008
2009
2010
2011
2012
Jun '13
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 6/30/13 – (6.97)%

- % of assets repricing
  - Within 30 days 37.01%
- % of liabilities repricing
  - Within 30 days 15.96%
  - Within 90 days 26.91%
  - Within 180 days 46.65%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$60.8
$52.4
$55.1
$62.6
$57.6
$54.6
2.30%
2.10%
1.90%
1.70%
1.50%
2008
2009
2010
2011
2012
Jun '13
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$82.5
$93.8
$96.1
$106.4
$103.6
$105.4
75%
70%
65%
60%
55%
50%
2008
2009
2010
2011
2012
Jun '13
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

**Jun '13 annualized*

Return on Average Assets



0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
1.23%
0.98%
1.31%
0.95%
2008
2009
2010
2011
2012
Jun '13
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Balance Sheet Review

Total Assets



(in billions)
$2.95
$3.09
$3.36
$3.59
$3.64
$3.64
2008
2009
2010
2011
2012
Jun '13

- **Total assets at 6/30/13 increased 0.1% from 12/31/2012**
  - **Loans increased $34.2 million or 1.3%**
  - **Investment portfolio growth $84.0 million or 13.9%**
  - **Deposit growth $12.9 million or 0.4%**
- **2013 goal for total assets - $3.6 to $3.8 billion**

Total Loans



(in billions)
$2.35
$2.44
$2.61
$2.56
$2.55
$2.58
2008
2009
2010
2011
2012
Jun '13

- Total loans at 6/30/13 increased 1.3% from 12/31/12
- 2013 goal for total loans - $2.6 to $2.8 billion

Loan Portfolio Mix

June 30, 2013



Consumer 16%
Comm R/E 37%
R/E Mortgage 32%
Comm Other 15%

Concentrations of Credit

as a % of Total Loans



June 30, 2013
5.3%
5.8%
5.0%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

** As a percentage of funded exposure*

Net Charge-offs

as a % of Average Loans



0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.58%
0.95%
0.37%
0.64%
0.38%
0.31%
2008
2009
2010
2011
2012
Jun '13
CTBI
Peer



Consumer 14%
Residential 9%
Commercial 77%

June 30, 2013

Nonperforming Loans

as a % of Total Loans



2.22%
2.41%
1.70%
4.22%
2.38%
4.01%
1.46%
3.32%
1.41%
2.55%
1.61%
2.39%
2008
2009
2010
2011
2012
Jun '13
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets

as a % of Total Assets



2.13%
2.56%
3.13%
2.61%
2.28%
2.33%
2008
2009
2010
2011
2012
Jun '13

- $43.6 million in other real estate owned

Loan Loss Reserve

as a % of Net Loans



1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
1.97%
1.30%
1.70%
1.30%
1.70%
2008
2009
2010
2011
2012
Jun '13
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Other Real Estate Owned


(in millions)
$10.43
$37.33
$42.94
$56.96
$47.54
$43.63
2008
2009
2010
2011
2012
Jun '13

- Sales of foreclosed properties for the six months ended 6/30/13 – $6.8 million
- New bookings in the first six months of 2013 – $4.7 million
- Properties under contract to sell – $8.0 million

Total Deposits

including Repurchase Agreements

(in billions)



$2.49
$2.64
$2.89
$3.10
$3.11
$3.13
2008
2009
2010
2011
2012
Jun '13

- **2013 goal for total deposits including repurchase agreements - $3.1 to $3.3 billion**

Total Deposits

including Repurchase Agreements

June 30, 2013



Repurchase Agreements 6%
Noninterest Bearing 20%
Other Time 5%
CDs <$100K 19%
NOW 1%
MMDA 18%
CDs >$100K 21%
Savings 10%


It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
Community Trust® Bank
building communities...built on trust®
Substantial penalty for early withdrawal.
Member FDIC

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Our Hoops CD product has been offered for over 17 years
- 100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky's NCAA Basketball Championships
- $223 million in Hoops CDs as of 6/30/13

Shareholder Value

Dividends Per Share


$1.17
$1.20
$1.21
$1.23
$1.25
$1.27
2.6%
2008
2009
2010
2011
2012
2013*

- 2012 cash dividends increased 1.6%
- 2.6% compound growth rate for past five years
- June 30, 2013 cash dividend yield was 3.54%
- Cash dividend increased to $0.32 per share effective October 1, 2013

**2013 is projected DPS*

Shareholders' Equity


(in millions)
$308.2
$321.5
$338.6
$366.9
$400.3
$400.3
5.8%
2008
2009
2010
2011
2012
Jun '13

- Shareholders' equity has increased 29.9% during the past five years
- 5.8% compound growth rate for the past five years
- 2013 goal for shareholders' equity - $425 to $431 million

Book Value Per Share



$20.44
$21.15
$22.08
$23.78
$25.64
$25.56
2008
2009
2010
2011
2012
Jun '13

Tangible Common Equity/Tangible Assets



8.37%
8.47%
8.26%
8.52%
9.36%
9.35%
2008
2009
2010
2011
2012
Jun '13

Total Market Capitalization

(in millions)



$554.1
$371.7
$444.1
$454.0
$511.8
$558.0
2008
2009
2010
2011
2012
Jun '13

Price to Tangible Book Value

	2008	2009	2010	2011	2012
CTBI	2.29x	1.45x	1.63x	1.51x	1.53x
Peer	1.91x	1.03x	1.29x	1.19x	1.39x

All data is as of year-end except 2013 which is as of June 30, 2013.

Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2007
2008
2009
2010
2011
2012
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2007 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2012.**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2012



15.64%
16.34%
15.04%
12.23%
8.00%
3.54%
8.57%
9.73%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 33 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 2.6%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 98 institutional investors (including CTIC – 10.4%) hold 7.4 million shares (47.5%)
  - 185 mutual funds hold 3.3 million shares (21.3%)

Data as of June 30, 2013

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

Community Trust®
Bancorp, Inc.